UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, NW, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2023, to amend Item 4(g) October 31 2023 registrant fee from $0 to $21,211.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
For the Year Ended
October 31, 2023

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of October 31, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$14.23
Common Share Net Asset Value (“NAV”)	$16.77
Premium (Discount) to NAV	(15.15)%
Net Assets Applicable to Common Shares	$1,020,665,266
Current Distribution per Common Share(1)	$0.1075
Current Annualized Distribution per Common Share	$1.2900
Current Distribution Rate on Common Share Price(2)	9.07%
Current Distribution Rate on NAV(2)	7.69%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (5/23/13) to 10/31/23
Fund Performance(3)
NAV	-1.56%	1.19%	4.68%	4.54%
Market Value	-5.86%	0.10%	4.15%	2.46%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	5.89%	3.20%	3.99%	3.76%
Blended Index(4)	1.27%	1.61%	N/A	N/A
(1)	Most recent distribution paid through October 31, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The Blended Index returns are calculated by using the monthly returns of the indices listed above during each period shown. At the beginning of each month the indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above. Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Industry Classification	% of Total Investments
Banks	45.2%
Insurance	19.8
Oil, Gas & Consumable Fuels	9.2
Capital Markets	5.4
Financial Services	4.5
Food Products	3.4
Trading Companies & Distributors	3.2
Multi-Utilities	3.2
Electric Utilities	1.5
Mortgage Real Estate Investment Trusts	0.9
Real Estate Management & Development	0.8
Construction Materials	0.5
Retail REITs	0.4
Wireless Telecommunication Services	0.4
Consumer Finance	0.4
Independent Power & Renewable Electricity Producers	0.4
Diversified Telecommunication Services	0.2
Gas Utilities	0.2
Diversified REITs	0.2
Automobiles	0.2
Specialized REITs	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Top Ten Holdings	% of Total Investments
AerCap Holdings N.V.	2.2%
Barclays PLC	2.0
Land O’Lakes, Inc.	1.9
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	1.9
Bank of America Corp., Series TT	1.8
Wells Fargo & Co., Series L	1.8
Intesa Sanpaolo S.p.A.	1.7
Hartford Financial Services Group (The), Inc.	1.6
HSBC Holdings PLC	1.6
Enbridge, Inc.	1.6
Total	18.1%
Country Allocation	% of Total Investments
United States	48.7%
Canada	10.2
United Kingdom	9.9
France	6.2
Netherlands	4.6
Bermuda	4.1
Italy	3.0
Australia	3.0
Mexico	2.8
Spain	2.7
Multinational	1.9
Germany	1.5
Switzerland	0.6
Denmark	0.6
Sweden	0.2
Total	100.0%

Credit Quality(5)	% of Total Fixed-Income Investments
A+	0.4%
A-	0.5
BBB+	9.7
BBB	23.8
BBB-	31.8
BB+	17.2
BB	9.0
BB-	3.4
B+	0.9
Not Rated	3.3
Total	100.0%

Fund Allocation	% of Net Assets
Capital Preferred Securities	123.8%
$25 Par Preferred Securities	20.3
$1,000 Par Preferred Securities	4.2
Foreign Corporate Bonds and Notes	2.8
$1,000,000 Par Preferred Securities	1.2
Reverse Repurchase Agreements	(9.8)
Outstanding Loan	(44.4)
Net Other Assets and Liabilities	1.9
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming – Chief Executive Officer and President
Robert Wolf – Chief Investment Officer and Executive Vice President
Eric Weaver – Chief Strategist and Executive Vice President
Angelo Graci, CFA – Head of Credit Research and Executive Vice President
Commentary
Market Recap
For the 12-month period ended October 31, 2023, the preferred and hybrid securities market earned modestly positive returns despite several periods of significant market volatility. The resilience of the preferred and hybrid securities market was on full display during the period, as strong earnings and high current yields were able to counteract rising interest rates, losses from the Credit Suisse AT1 write-down, and regional bank failures in the U.S. However, performance was mixed across market segments. The best performing segment of the preferred and hybrid securities market was the $1,000 par investment grade (“IG”) institutional market, which produced returns of 5.89%. Non-IG $1,000 pars were the second best performing market segment, returning 1.21%. Meanwhile, $1,000 par contingent convertible capital securities (“CoCos”) returned -0.77% during the period after a turbulent March 2023 during which Credit Suisse AT1 bonds were written down. However, CoCos bounced back significantly during the second half of the period, leading all market segments. The worst performing market segment for the second straight fiscal year was the long duration $25 par retail market, which returned -2.09%.
Performance Analysis
Performance
	Average Annual Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (5/23/13) to 10/31/23
Fund Performance(1)
NAV	-1.56%	1.19%	4.68%	4.54%
Market Value	-5.86%	0.10%	4.15%	2.46%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	5.89%	3.20%	3.99%	3.76%
Blended Index(2)	1.27%	1.61%	N/A	N/A

(1)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(2)	The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The Blended Index returns are calculated by using the monthly returns of the indices listed above during each period shown. At the beginning of each month the indices are rebalanced to a 30/30/30/10 and 50-50 ratio respectively to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above. Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2023 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
For the 12-month period ended October 31, 2023, the net asset value (“NAV”) and market value total returns for the Fund were -1.56% and -5.86%, respectively. This compares to a total return of 1.27% for the Fund’s benchmark (the “Benchmark”), which is a blend of 30% of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, 30% of the ICE BofA US Investment Grade Institutional Capital Securities Index, 30% of the ICE USD Contingent Capital Index, and 10% of the ICE BofA US High Yield Institutional Capital Securities Index.
The Fund’s underperformance relative to the Benchmark during the period was driven primarily by its leverage. The Fund’s security selection and overweight to European banks as well as its security selection within regional banks and super regional banks also impacted performance compared to the Benchmark. Other detractors from relative performance were the Fund’s underweight to emerging market banks, its underweight to U.S. Global Systematically Important Banks, and security selection within Real Estate Investment Trusts. However, the Fund offset some of this underperformance through exposure to floating rate securities, which are not held in the Benchmark. Also, the Fund benefited from its overweight exposure to aircraft lessors, energy pipelines and Farm Credit banks, as well as its security selection within the Insurance sector. Finally, the Fund’s underweight to $25 par retail securities was positive for relative performance.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.1125 per share and ended the period at $0.1075 per share. At the $0.1075 per share monthly distribution rate, the annualized distribution rate at October 31, 2023 was 7.69% at NAV and 9.07% at market price. For the twelve-month period ended October 31, 2023, 83.93% of the distributions were characterized as ordinary income and 16.07% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
As we look ahead to 2024, we believe recent volatility has created an opportunity in preferred and hybrid securities for patient investors over the long term. Near term, our base case for the preferred and hybrid securities market is for a carry environment where price upside may be limited by lackluster fund inflows, market volatility and high yielding risk-free alternatives. Although headwinds may persist for the preferred market in terms of interest rate volatility and recession risks, in our opinion, the preferred market is pricing in a significant amount of risk compared to other fixed income asset classes, as evidenced by its elevated credit spreads. Longer term, we believe investors face a compelling entry point given the discounted prices, high income and historically attractive yield to worst in the market. We also believe active management may provide additional upside potential for investors through duration management and security selection based on relative value and credit analysis.
For the Fund in particular, the deep discount to NAV and high distribution income may be attractive to investors who are seeking income and the potential for capital appreciation. In a scenario in which preferred securities appreciate in value (in our opinion, driven

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Annual Report
October 31, 2023 (Unaudited)
by a potential future decline in U.S. Treasury interest rates), the Fund may outperform the broader preferred and hybrid securities market given the large discount to NAV and potential benefit of leverage. Additionally, a future decline in the secured overnight financing rates may lower funding costs and result in an increased distribution for the Fund.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 20.3%
	Automobiles – 0.3%
134,551	Ford Motor Co. (a)	6.50%	08/15/62	$2,814,807
	Banks – 2.6%
227,073	Bank of America Corp., Series KK (b)	5.38%	(c)	4,691,328
49,151	Bank of America Corp., Series SS (b)	4.75%	(c)	878,328
20,101	Citizens Financial Group, Inc., Series D (b) (d)	6.35%	(c)	462,122
2,028	Citizens Financial Group, Inc., Series E	5.00%	(c)	32,428
77,002	JPMorgan Chase & Co., Series LL (b)	4.63%	(c)	1,445,328
177,126	KeyCorp (b) (d)	6.20%	(c)	2,959,775
250,531	Pinnacle Financial Partners, Inc., Series B (b)	6.75%	(c)	5,559,283
85,686	US Bancorp, Series K	5.50%	(c)	1,688,014
26,333	Wells Fargo & Co., Series AA (b)	4.70%	(c)	465,304
39,302	Wells Fargo & Co., Series Z	4.75%	(c)	699,576
133,769	WesBanco, Inc., Series A (b) (d)	6.75%	(c)	3,082,038
174,262	Wintrust Financial Corp., Series E (b) (d)	6.88%	(c)	4,171,832
				26,135,356
	Capital Markets – 1.4%
29,434	Affiliated Managers Group, Inc.	4.75%	09/30/60	480,657
173,946	Affiliated Managers Group, Inc.	4.20%	09/30/61	2,668,332
476,799	Carlyle Finance LLC	4.63%	05/15/61	7,790,896
182,488	KKR Group Finance Co., IX LLC	4.63%	04/01/61	3,022,001
6,178	Oaktree Capital Group LLC, Series A	6.63%	(c)	118,679
4,751	Oaktree Capital Group LLC, Series B	6.55%	(c)	89,699
				14,170,264
	Consumer Finance – 0.1%
5,099	Capital One Financial Corp., Series I	5.00%	(c)	83,063
90,291	Capital One Financial Corp., Series J (b)	4.80%	(c)	1,420,277
				1,503,340
	Diversified REITs – 0.3%
168,343	Global Net Lease, Inc., Series A (a)	7.25%	(c)	2,888,766
	Diversified Telecommunication Services – 0.4%
208,086	AT&T, Inc., Series C (b)	4.75%	(c)	3,599,888
	Electric Utilities – 0.4%
89,789	SCE Trust IV, Series J (b) (d)	5.38%	(c)	1,764,354
73,377	SCE Trust V, Series K (b) (d)	5.45%	(c)	1,617,963
38,321	SCE Trust VI	5.00%	(c)	671,384
				4,053,701
	Financial Services – 1.6%
180,130	Apollo Global Management, Inc. (b) (d)	7.63%	09/15/53	4,712,201
468,779	Equitable Holdings, Inc., Series A (b)	5.25%	(c)	8,452,085
47,724	Jackson Financial, Inc. (b) (d)	8.00%	(c)	1,168,761
102,133	Voya Financial, Inc., Series B (b) (d)	5.35%	(c)	2,113,132
				16,446,179
	Food Products – 0.3%
119,691	CHS, Inc., Series 3 (b) (d)	6.75%	(c)	2,830,692
	Gas Utilities – 0.3%
281,492	South Jersey Industries, Inc.	5.63%	09/16/79	3,536,947
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Independent Power & Renewable Electricity Producers – 0.6%
245,850	Brookfield BRP Holdings Canada, Inc.	4.63%	(c)	$3,360,769
161,321	Brookfield Renewable Partners, L.P., Series 17 (b)	5.25%	(c)	2,595,655
				5,956,424
	Insurance – 7.8%
456,764	Aegon Funding Co., LLC (b)	5.10%	12/15/49	8,509,513
470,186	American Equity Investment Life Holding Co., Series A (b) (d)	5.95%	(c)	9,944,434
259,357	American Equity Investment Life Holding Co., Series B (b) (d)	6.63%	(c)	5,944,462
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,040,274
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	3,402,409
192,000	Arch Capital Group Ltd., Series G (b)	4.55%	(c)	3,321,600
15,137	Argo Group International Holdings Ltd. (d)	7.00%	(c)	332,711
66,549	Aspen Insurance Holdings Ltd. (b)	5.63%	(c)	1,131,998
346,650	Aspen Insurance Holdings Ltd. (b)	5.63%	(c)	5,497,869
85,573	Athene Holding Ltd., Series A (b) (d)	6.35%	(c)	1,808,158
52,936	Athene Holding Ltd., Series D	4.88%	(c)	856,504
566,049	Athene Holding Ltd., Series E (b) (d)	7.75%	(c)	14,094,620
133,393	CNO Financial Group, Inc.	5.13%	11/25/60	2,040,913
584,250	Delphi Financial Group, Inc., 3 Mo. CME Term SOFR + CSA + 3.19% (a) (b) (e)	8.82%	05/15/37	13,072,594
51,991	Lincoln National Corp., Series D (b)	9.00%	(c)	1,377,762
193,528	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,450,604
2	Reinsurance Group of America, Inc. (d)	7.13%	10/15/52	51
114,588	RenaissanceRe Holdings Ltd., Series G	4.20%	(c)	1,768,093
				79,594,569
	Mortgage Real Estate Investment Trusts – 0.1%
32,675	AGNC Investment Corp., Series F (d)	6.13%	(c)	653,173
	Multi-Utilities – 0.7%
124,631	Algonquin Power & Utilities Corp., Series 19-A (a) (b) (d)	6.20%	07/01/79	3,064,677
195,763	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	2,993,216
84,780	Brookfield Infrastructure Partners, L.P., Series 13	5.13%	(c)	1,288,656
5,032	Sempra	5.75%	07/01/79	113,220
				7,459,769
	Oil, Gas & Consumable Fuels – 1.6%
1,879	Energy Transfer, L.P., Series D (d)	10.36%	(c)	47,088
410,156	Energy Transfer, L.P., Series E (b) (d)	7.60%	(c)	10,139,056
230,511	NuStar Energy, L.P., Series A, 3 Mo. CME Term SOFR + CSA + 6.77% (b) (e)	12.44%	(c)	5,871,115
1,370	NuStar Energy, L.P., Series C, 3 Mo. LIBOR + 6.88% (e)	12.55%	(c)	34,497
				16,091,756
	Real Estate Management & Development – 1.2%
307,185	Brookfield Property Partners, L.P., Series A	5.75%	(c)	3,010,413
388,145	Brookfield Property Partners, L.P., Series A2	6.38%	(c)	4,257,951
392,902	Brookfield Property Preferred, L.P.	6.25%	07/26/81	4,714,824
23,528	DigitalBridge Group, Inc., Series I (b)	7.15%	(c)	494,323
1,939	DigitalBridge Group, Inc., Series J	7.13%	(c)	40,447
				12,517,958
	Specialized REITs – 0.0%
17,466	National Storage Affiliates Trust, Series A (b)	6.00%	(c)	365,214

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Wireless Telecommunication Services – 0.6%
124,977	United States Cellular Corp.	6.25%	09/01/69	$2,062,121
26,817	United States Cellular Corp.	5.50%	03/01/70	398,501
264,391	United States Cellular Corp.	5.50%	06/01/70	3,865,396
				6,326,018
	Total $25 Par Preferred Securities			206,944,821
	(Cost $262,529,736)
$1,000 PAR PREFERRED SECURITIES – 4.2%
	Banks – 3.5%
7,587	Bank of America Corp., Series L	7.25%	(c)	7,990,628
26,113	Wells Fargo & Co., Series L	7.50%	(c)	27,583,162
				35,573,790
	Financial Services – 0.7%
7,000	Compeer Financial ACA (e) (f)	10.20%	(c)	6,976,187
	Total $1,000 Par Preferred Securities			42,549,977
	(Cost $52,212,599)
$1,000,000 PAR PREFERRED SECURITIES – 1.2%
	Mortgage Real Estate Investment Trusts – 1.2%
12	FT Real Estate Securities Co., Inc. (g) (h) (i)	9.50%	(c)	12,480,000
	(Cost $15,990,000)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 123.8%
	Banks – 62.8%
$12,935,000	Australia & New Zealand Banking Group Ltd. (b) (d) (f) (j)	6.75%	(c)	12,560,336
7,900,000	Banco Bilbao Vizcaya Argentaria S.A. (d) (j)	9.38%	(c)	7,637,333
14,100,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (d) (j)	6.50%	(c)	13,319,117
5,700,000	Banco Mercantil del Norte S.A. (d) (f) (j)	7.50%	(c)	4,923,655
8,000,000	Banco Mercantil del Norte S.A. (d) (f) (j)	7.63%	(c)	7,255,335
7,400,000	Banco Mercantil del Norte S.A. (d) (f) (j)	8.38%	(c)	6,755,752
10,800,000	Banco Santander S.A. (d) (j)	4.75%	(c)	7,793,608
13,400,000	Banco Santander S.A. (b) (d) (j) (k)	7.50%	(c)	13,035,118
29,385,000	Bank of America Corp., Series TT (b) (d)	6.13%	(c)	27,701,832
1,360,000	Bank of America Corp., Series X (b) (d)	6.25%	(c)	1,340,051
16,920,000	Bank of Nova Scotia (The) (d)	8.63%	10/27/82	16,594,207
1,300,000	Barclays PLC (d) (j)	4.38%	(c)	891,759
22,600,000	Barclays PLC (b) (d) (j)	8.00%	(c)	22,160,301
34,670,000	Barclays PLC (b) (d) (j)	8.00%	(c)	30,752,290
8,550,000	BBVA Bancomer S.A. (a) (d) (f) (j)	5.88%	09/13/34	7,415,246
9,900,000	BBVA Bancomer S.A. (b) (d) (f) (j)	8.45%	06/29/38	9,450,878
12,000,000	BNP Paribas S.A. (d) (f) (j)	4.63%	(c)	8,351,678
17,710,000	BNP Paribas S.A. (b) (d) (f) (j)	7.75%	(c)	16,464,514
23,200,000	BNP Paribas S.A. (b) (d) (f) (j)	8.50%	(c)	22,287,978
4,000,000	BNP Paribas S.A. (b) (d) (f) (j)	9.25%	(c)	4,075,956
2,314,000	Citigroup, Inc. (b) (d)	3.88%	(c)	1,945,878
21,800,000	Citigroup, Inc. (b) (d)	7.38%	(c)	20,846,895
6,200,000	Citigroup, Inc. (b) (d)	7.63%	(c)	5,985,748
9,351,000	Citigroup, Inc., Series M (b) (d)	6.30%	(c)	9,102,862
8,600,000	Citigroup, Inc., Series P (b) (d)	5.95%	(c)	8,187,206
6,500,000	Citizens Financial Group, Inc., Series F (b) (d)	5.65%	(c)	5,637,958
607,000	Citizens Financial Group, Inc., Series G (d)	4.00%	(c)	414,805
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$25,000,000	CoBank ACB, Series I (b) (d)	6.25%	(c)	$23,621,322
9,695,000	CoBank ACB, Series K (b) (d)	6.45%	(c)	9,030,013
2,800,000	Commerzbank AG (d) (j) (k)	7.00%	(c)	2,534,210
5,000,000	Credit Agricole S.A. (b) (d) (f) (j)	6.88%	(c)	4,864,649
8,940,000	Danske Bank A.S. (b) (d) (j) (k)	7.00%	(c)	8,555,267
3,450,000	Farm Credit Bank of Texas, Series 3 (a) (d) (f)	6.20%	(c)	3,122,250
7,500,000	Farm Credit Bank of Texas, Series 4 (b) (d) (f)	5.70%	(c)	7,087,500
4,706,000	Fifth Third Bancorp, Series L (b) (d)	4.50%	(c)	4,012,041
25,100,000	HSBC Holdings PLC (b) (d) (j)	8.00%	(c)	24,692,125
15,092,000	ING Groep N.V. (b) (d) (j)	5.75%	(c)	13,286,695
10,920,000	ING Groep N.V. (b) (d) (j)	6.50%	(c)	10,227,286
12,900,000	ING Groep N.V. (d) (j) (k)	7.50%	(c)	11,592,791
28,550,000	Intesa Sanpaolo S.p.A. (b) (d) (f) (j)	7.70%	(c)	26,733,335
9,600,000	Lloyds Banking Group PLC (b) (d) (j)	6.75%	(c)	8,856,555
17,912,000	Lloyds Banking Group PLC (b) (d) (j)	7.50%	(c)	16,663,534
20,067,000	Lloyds Banking Group PLC (b) (d) (j)	8.00%	(c)	17,671,143
648,000	M&T Bank Corp., Series F (d)	5.13%	(c)	491,102
5,100,000	NatWest Group PLC (b) (d) (j)	6.00%	(c)	4,684,903
10,150,000	NatWest Group PLC (b) (d) (j)	8.00%	(c)	9,864,582
7,594,000	PNC Financial Services Group (The), Inc., Series U (b) (d)	6.00%	(c)	6,384,732
10,976,000	PNC Financial Services Group (The), Inc., Series V (b) (d)	6.20%	(c)	9,792,627
14,390,000	PNC Financial Services Group (The), Inc., Series W (b) (d)	6.25%	(c)	11,878,957
24,100,000	Societe Generale S.A. (d) (f) (j)	5.38%	(c)	17,344,919
20,300,000	Societe Generale S.A. (b) (d) (f) (j)	9.38%	(c)	19,647,834
18,565,000	Standard Chartered PLC (d) (f) (j)	4.30%	(c)	13,037,661
65,000	Standard Chartered PLC (d) (k)	7.01%	(c)	59,813
5,300,000	Standard Chartered PLC (b) (d) (f) (j)	7.75%	(c)	5,098,293
3,200,000	Svenska Handelsbanken AB (d) (j) (k)	4.75%	(c)	2,400,426
1,000,000	Swedbank AB (d) (j) (k)	7.63%	(c)	930,873
2,779,000	Texas Capital Bancshares, Inc. (b) (d)	4.00%	05/06/31	2,294,742
19,000,000	Toronto-Dominion Bank (The) (a) (d)	8.13%	10/31/82	18,687,680
15,601,000	UniCredit S.p.A. (b) (d) (j) (k)	8.00%	(c)	15,408,328
5,000,000	UniCredit S.p.A. (a) (d) (f)	5.46%	06/30/35	4,104,073
13,000,000	Wells Fargo & Co. (b) (d)	7.63%	(c)	13,049,360
				640,599,917
	Capital Markets – 6.9%
12,296,000	Apollo Management Holdings, L.P. (a) (b) (d) (f)	4.95%	01/14/50	10,930,435
9,300,000	Ares Finance Co. III LLC (a) (b) (d) (f)	4.13%	06/30/51	6,972,499
15,772,000	Charles Schwab (The) Corp., Series G (b) (d)	5.38%	(c)	15,055,290
1,500,000	Charles Schwab (The) Corp., Series H (d)	4.00%	(c)	1,025,502
660,000	Charles Schwab (The) Corp., Series I (d)	4.00%	(c)	524,648
2,200,000	Charles Schwab (The) Corp., Series K (b) (d)	5.00%	(c)	1,743,036
28,250,000	Credit Suisse Group AG, Claim (l) (m)			3,107,500
6,400,000	Credit Suisse Group AG, Claim (l) (m)			704,000
15,730,000	Credit Suisse Group AG, Claim (l) (m)			1,730,300
19,220,000	Credit Suisse Group AG, Claim (l) (m)			2,114,200
18,300,000	Deutsche Bank AG, Series 2020 (b) (d) (j)	6.00%	(c)	14,825,853
2,540,000	EFG International AG (d) (j) (k)	5.50%	(c)	1,926,565
7,900,000	Goldman Sachs Group (The), Inc., Series W (b) (d)	7.50%	(c)	7,767,697
2,000,000	Macquarie Bank Ltd. (d) (f) (j)	6.13%	(c)	1,771,936
				70,199,461
	Construction Materials – 0.8%
7,800,000	Cemex SAB de CV (d) (f)	9.13%	(c)	8,005,803

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Consumer Finance – 0.5%
$5,639,000	Ally Financial, Inc., Series B (d)	4.70%	(c)	$3,677,890
1,835,000	Ally Financial, Inc., Series C (d)	4.70%	(c)	1,075,878
				4,753,768
	Electric Utilities – 1.9%
7,950,000	American Electric Power Co., Inc. (a) (b) (d)	3.88%	02/15/62	6,283,079
1,377,000	Edison International, Series A (b) (d)	5.38%	(c)	1,237,471
6,976,000	Emera, Inc., Series 16-A (a) (d)	6.75%	06/15/76	6,586,649
5,110,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (b) (e)	9.83%	(c)	5,102,838
				19,210,037
	Financial Services – 4.5%
15,000,000	American AgCredit Corp. (b) (d) (f)	5.25%	(c)	13,800,000
9,350,000	Capital Farm Credit ACA, Series 1 (b) (d) (f)	5.00%	(c)	8,461,750
3,800,000	Compeer Financial ACA (b) (d) (f)	4.88%	(c)	3,439,000
22,150,000	Corebridge Financial, Inc. (a) (b) (d)	6.88%	12/15/52	20,489,944
				46,190,694
	Food Products – 4.8%
6,000,000	Dairy Farmers of America, Inc. (b) (g)	7.13%	(c)	5,445,000
7,329,000	Land O’Lakes Capital Trust I (a) (b) (g)	7.45%	03/15/28	6,779,325
10,000,000	Land O’Lakes, Inc. (a) (b) (f)	7.25%	(c)	7,850,000
33,000,000	Land O’Lakes, Inc. (b) (f)	8.00%	(c)	29,370,000
				49,444,325
	Insurance – 19.5%
3,000,000	Aegon N.V. (a) (d)	5.50%	04/11/48	2,716,417
5,800,000	Allianz SE (a) (d) (f)	6.35%	09/06/53	5,545,892
17,585,000	Assurant, Inc. (a) (b) (d)	7.00%	03/27/48	16,916,348
5,150,000	Assured Guaranty Municipal Holdings, Inc. (a) (d) (f)	6.40%	12/15/66	4,404,770
9,932,000	AXIS Specialty Finance LLC (a) (b) (d)	4.90%	01/15/40	7,862,861
2,000,000	CNP Assurances SACA (d) (k)	4.88%	(c)	1,450,820
8,704,000	Enstar Finance LLC (a) (d)	5.75%	09/01/40	7,694,306
17,149,000	Enstar Finance LLC (a) (b) (d)	5.50%	01/15/42	13,698,724
15,300,000	Fortegra Financial Corp. (a) (b) (d) (g)	8.50%	10/15/57	14,510,586
4,400,000	Global Atlantic Fin Co. (a) (f)	7.95%	06/15/33	4,095,871
25,121,000	Global Atlantic Fin Co. (a) (d) (f)	4.70%	10/15/51	17,523,342
29,237,000	Hartford Financial Services Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (a) (b) (e) (f)	7.75%	02/12/47	25,067,792
8,183,000	Kuvare US Holdings, Inc. (b) (d) (f)	7.00%	02/17/51	8,264,830
2,000,000	La Mondiale SAM (b) (d) (k)	5.88%	01/26/47	1,858,080
9,500,000	Lancashire Holdings Ltd. (b) (d) (k)	5.63%	09/18/41	7,652,782
11,204,000	Liberty Mutual Group, Inc. (a) (b) (d) (f)	4.13%	12/15/51	8,914,464
3,295,000	Liberty Mutual Group, Inc. (b) (f)	4.30%	02/01/61	1,724,268
4,125,000	Lincoln National Corp., Series C (b) (d)	9.25%	(c)	4,162,113
2,442,000	Nationwide Financial Services Capital Trust (a) (m)	7.90%	03/01/37	2,446,589
2,910,000	Nationwide Financial Services, Inc. (a) (b)	6.75%	05/15/37	2,638,443
16,684,000	Prudential Financial, Inc. (a) (d)	6.00%	09/01/52	14,957,601
14,500,000	QBE Insurance Group Ltd. (b) (d) (f)	5.88%	(c)	13,894,199
9,765,000	QBE Insurance Group Ltd. (b) (d) (k)	6.75%	12/02/44	9,621,522
2,000,000	QBE Insurance Group Ltd. (b) (d) (k)	5.88%	06/17/46	1,897,419
				199,520,039
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Multi-Utilities – 4.1%
$28,281,000	Algonquin Power & Utilities Corp. (a) (b) (d)	4.75%	01/18/82	$22,356,272
24,890,000	Sempra (b) (d)	4.13%	04/01/52	19,202,272
				41,558,544
	Oil, Gas & Consumable Fuels – 12.5%
9,000,000	Buckeye Partners, L.P., 3 Mo. LIBOR + 4.02% (b) (e)	9.69%	01/22/78	7,360,245
27,810,000	Enbridge, Inc. (a) (b) (d)	6.25%	03/01/78	24,405,775
8,800,000	Enbridge, Inc. (b) (d)	8.50%	01/15/84	8,434,563
20,262,000	Enbridge, Inc., Series 16-A (a) (b) (d)	6.00%	01/15/77	17,667,096
15,150,000	Enbridge, Inc., Series 20-A (b) (d)	5.75%	07/15/80	12,646,606
2,543,000	Energy Transfer, L.P., Series B (b) (d)	6.63%	(c)	1,974,004
11,909,000	Energy Transfer, L.P., Series F (b) (d)	6.75%	(c)	10,796,280
14,694,000	Energy Transfer, L.P., Series G (b) (d)	7.13%	(c)	12,239,042
2,000,000	Energy Transfer, L.P., Series H (b) (d)	6.50%	(c)	1,816,360
494,000	Enterprise Products Operating LLC (d)	5.38%	02/15/78	420,749
2,551,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (b) (e)	8.27%	06/01/67	2,359,570
4,151,000	Enterprise Products Operating LLC, Series D, 3 Mo. CME Term SOFR + CSA + 2.99% (b) (e)	8.62%	08/16/77	4,064,540
990,000	Enterprise Products Operating LLC, Series E (b) (d)	5.25%	08/16/77	852,114
21,650,000	Transcanada Trust (a) (b) (d)	5.50%	09/15/79	17,234,571
6,450,000	Transcanada Trust (a) (b) (d)	5.60%	03/07/82	4,986,315
				127,257,830
	Retail REITs – 0.6%
1,200,000	Scentre Group Trust 2 (a) (d) (f)	4.75%	09/24/80	1,078,771
6,450,000	Scentre Group Trust 2 (a) (b) (d) (f)	5.13%	09/24/80	5,326,079
				6,404,850
	Trading Companies & Distributors – 4.9%
35,945,000	AerCap Holdings N.V. (b) (d)	5.88%	10/10/79	33,773,668
4,863,000	Air Lease Corp., Series B (b) (d)	4.65%	(c)	4,151,263
15,335,000	Aircastle Ltd. (b) (d) (f)	5.25%	(c)	12,101,575
				50,026,506
	Total Capital Preferred Securities			1,263,171,774
	(Cost $1,441,303,934)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 2.8%
	Insurance – 2.8%
29,795,925	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (a) (b) (f) (n)	7.63%	10/15/25	29,065,031
	(Cost $30,050,053)

	Total Investments – 152.3%	1,554,211,603
	(Cost $1,802,086,322)
Shares	Description	Value
REVERSE REPURCHASE AGREEMENT – (9.8)%
(100,000,000)	Scotia Bank, due 1/29/24, 1 month CME Term SOFR + CSA + 65bps	(100,000,000)
	Outstanding Loan – (44.4)%	(453,200,000)
	Net Other Assets and Liabilities – 1.9%	19,653,663
	Net Assets – 100.0%	$1,020,665,266

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023
(a)	This security or a portion of this security is segregated as collateral for reverse repurchase agreements. All of these securities are corporate bonds. The remaining contractual maturity of the agreements is between 30-90 days. At October 31, 2023, securities noted as such are valued at $223,923,210.
(b)	All or a portion of this security serves as collateral on the outstanding loan. At October 31, 2023, the segregated value of these securities amounts to $939,937,132.
(c)	Perpetual maturity.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Floating or variable rate security.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $435,166,336 or 42.6% of net assets.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $12,480,000 or 1.2% of net assets.
(i)	This security’s value was determined using significant unobservable inputs. (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2023, securities noted as such amounted to $447,750,617 or 28.5% of managed assets. Of these securities, 8.0% originated in emerging markets, and 92.0% originated in foreign markets.
(k)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(l)	Claim pending with the administrative court of Switzerland.
(m)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(n)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2023, this security paid all of its interest in cash.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Gas Utilities	$ 3,536,947	$ —	$ 3,536,947	$ —
Insurance	79,594,569	56,628,688	22,965,881	—
Other Industry Categories*	123,813,305	123,813,305	—	—
$1,000 Par Preferred Securities:
Banks	35,573,790	35,573,790	—	—
Financial Services	6,976,187	—	6,976,187	—
$1,000,000 Par Preferred Securities*	12,480,000	—	—	12,480,000
Capital Preferred Securities*	1,263,171,774	—	1,263,171,774	—
Foreign Corporate Bonds and Notes*	29,065,031	—	29,065,031	—
Total Investments	$ 1,554,211,603	$ 216,015,783	$ 1,325,715,820	$ 12,480,000

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Reverse Repurchase Agreement	$ (100,000,000)	$ —	$ (100,000,000)	$ —

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2022
$1,000,000 Par Preferred Securities	$13,440,000
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	(960,000)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at October 31, 2023
$1,000,000 Par Preferred Securities	12,480,000
Total Level 3 holdings	$12,480,000

There was a net change of $(960,000) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2023.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 1,554,211,603
Cash	5,822,487
Receivables:
Interest	19,263,337
Dividends	539,904
Investment securities sold	367,938
Reclaims	111,234
Total Assets	1,580,316,503
LIABILITIES:
Outstanding loan	453,200,000
Reverse repurchase agreement	100,000,000
Payables:
Interest and fees on loan and repurchase agreement	3,084,390
Investment securities purchased	1,648,583
Investment advisory fees	1,144,070
Administrative fees	434,477
Shareholder reporting fees	58,264
Audit and tax fees	38,637
Custodian fees	27,948
Legal fees	2,249
Transfer agent fees	1,627
Financial reporting fees	771
Other liabilities	10,221
Total Liabilities	559,651,237
NET ASSETS	$1,020,665,266
NET ASSETS consist of:
Paid-in capital	$ 1,412,699,698
Par value	608,478
Accumulated distributable earnings (loss)	(392,642,910)
NET ASSETS	$1,020,665,266
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$16.77
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,847,827
Investments, at cost	$1,802,086,322
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 93,102,866
Dividends	24,298,773
Foreign withholding tax	(297,473)
Other	2,522
Total investment income	117,106,688
EXPENSES:
Interest and fees on loan and repurchase agreement	32,087,782
Investment advisory fees	14,136,337
Administrative fees	604,074
Shareholder reporting fees	230,934
Legal fees	227,299
Custodian fees	179,912
Listing expense	61,137
Audit and tax fees	41,744
Transfer agent fees	20,433
Trustees’ fees and expenses	20,027
Financial reporting fees	9,250
Other	39,818
Total expenses	47,658,747
NET INVESTMENT INCOME (LOSS)	69,447,941
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(91,750,693)
Foreign currency transactions	1,588
Net realized gain (loss)	(91,749,105)
Net change in unrealized appreciation (depreciation) on investments	(1,209,669)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(92,958,774)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,510,833)

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 69,447,941	$ 86,952,196
Net realized gain (loss)	(91,749,105)	(11,458,089)
Net change in unrealized appreciation (depreciation)	(1,209,669)	(377,373,900)
Net increase (decrease) in net assets resulting from operations	(23,510,833)	(301,879,793)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(66,905,271)	(85,119,106)
Return of capital	(12,805,383)	(6,147,414)
Total distributions to shareholders	(79,710,654)	(91,266,520)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	669,324
Net increase (decrease) in net assets resulting from capital transactions	—	669,324
Total increase (decrease) in net assets	(103,221,487)	(392,476,989)
NET ASSETS:
Beginning of period	1,123,886,753	1,516,363,742
End of period	$ 1,020,665,266	$ 1,123,886,753
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	60,847,827	60,820,579
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	27,248
Common Shares at end of period	60,847,827	60,847,827
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Year Ended October 31, 2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(23,510,833)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(643,860,935)
Sales, maturities and paydown of investments	654,562,770
Net amortization/accretion of premiums/discounts on investments	86,494
Net realized gain/loss on investments	91,750,693
Net change in unrealized appreciation/depreciation on investments	1,209,669
Changes in assets and liabilities:
Increase in interest receivable	(256,060)
Decrease in interest reclaims receivable	361,797
Increase in dividend reclaims receivable	(1)
Decrease in dividends receivable	297,416
Decrease in prepaid expenses	328
Increase in interest and fees payable on loan and reverse repurchase agreement	1,067,616
Decrease in investment advisory fees payable	(65,155)
Decrease in audit and tax fees payable	(10,526)
Decrease in legal fees payable	(591)
Decrease in shareholder reporting fees payable	(1,630)
Increase in administrative fees payable	91,389
Decrease in custodian fees payable	(3,353)
Decrease in transfer agent fees payable	(1,236)
Increase in other liabilities payable	10,221
Cash provided by operating activities		$81,728,073
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(66,905,271)
Distributions to Common Shareholders from return of capital	(12,805,383)
Repayment of borrowing	(92,800,000)
Proceeds from borrowing	96,400,000
Cash used in financing activities		(76,110,654)
Increase in cash		5,617,419
Cash at beginning of period		205,068
Cash at end of period		$5,822,487
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$31,020,166

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 18.47	$ 24.93	$ 22.66	$ 24.40	$ 22.84
Income from investment operations:
Net investment income (loss)	1.14 (a)	1.43	1.58	1.56	1.65
Net realized and unrealized gain (loss)	(1.53)	(6.39)	2.22	(1.71)	1.61
Total from investment operations	(0.39)	(4.96)	3.80	(0.15)	3.26
Distributions paid to shareholders from:
Net investment income	(1.10)	(1.40)	(1.48)	(1.45)	(1.64)
Return of capital	(0.21)	(0.10)	(0.05)	(0.14)	(0.06)
Total distributions paid to Common Shareholders	(1.31)	(1.50)	(1.53)	(1.59)	(1.70)
Net asset value, end of period	$16.77	$18.47	$24.93	$22.66	$24.40
Market value, end of period	$14.23	$16.39	$25.48	$21.56	$24.07
Total return based on net asset value (b)	(1.56)%	(20.30)%	17.25%	(0.05)%	15.44%
Total return based on market value (b)	(5.86)%	(30.77)%	25.89%	(3.60)%	27.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,020,665	$ 1,123,887	$ 1,516,364	$ 1,376,701	$ 1,482,428
Ratio of total expenses to average net assets	4.34%	2.22%	1.72%	1.98%	2.70%
Ratio of total expenses to average net assets excluding interest expense	1.42%	1.35%	1.33%	1.31%	1.33%
Ratio of net investment income (loss) to average net assets	6.32%	6.59%	6.44%	6.93%	7.14%
Portfolio turnover rate	39%	25%	39%	45%	40%
Indebtedness:
Total loan and reverse repurchase agreement outstanding (in 000’s)	$ 553,200	$ 549,600	$ 676,000	$ 616,000	$ 646,000
Asset coverage per $1,000 of indebtedness (c)	$ 2,845	$ 3,045	$ 3,243	$ 3,235	$ 3,295
Total loan outstanding (in 000’s)	$ 453,200	$ 449,600	$ 576,000	$ 516,000	$ 646,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,252	$ 3,500	$ 3,633	$ 3,668	$ 3,295

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan and reverse repurchase agreement outstanding) from the Fund’s total assets, and dividing by the outstanding loan and reverse repurchase agreement balances in 000’s.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the last sale price on the exchange on which they are principally traded;
2)	the value of similar foreign securities traded on other foreign markets;
3)	ADR trading of similar securities;
4)	closed-end fund or exchange-traded fund trading of similar securities;
5)	foreign currency exchange activity;
6)	the trading prices of financial products that are tied to baskets of foreign securities;
7)	factors relating to the event that precipitated the pricing problem;
8)	whether the event is likely to recur;
9)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Reverse Repurchase Agreements
Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
Information for the year ended October 31, 2023:
Maximum amount outstanding during the period . . . . . . . . . . . . . . . . . . . . $100,000,000
Average amount outstanding during the period* . . . . . . . . . . . . . . . . . . . . . $100,000,000
* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2023. There was $100,000,000 outstanding at October 31, 2023, which approximates fair value.
During the fiscal year ended October 31, 2023, the interest rates ranged from 4.49% to 6.10% with a weighted average interest rate of 5.58%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $5,651,903. The rate as of October 31, 2023 was 6.07%.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund may hold real estate investments trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2023, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount/ Shares	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	9/15/16	$ 6,000,000	90.75	$6,000,000	$5,445,000	0.53%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$ 15,300,000	94.84	15,343,577	14,510,586	1.42
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,040,000.00	15,990,000	12,480,000	1.22
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	3/20/15 - 2/25/19	$ 7,329,000	92.50	7,621,707	6,779,325	0.66
				$44,955,284	$39,214,911	3.83%
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2023, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Segregated as Collateral	Net Amount
Reverse Repurchase Agreements	$ (100,000,000)	$ —	$ (100,000,000)	$ 100,000,000	$ —	$ —
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
$4,004,776, an increase in accumulated net realized gain (loss) of $3,170,807 and an increase to paid-in capital of $833,969 Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$66,905,271	$85,119,106
Capital gains	—	—
Return of capital	12,805,383	6,147,414
As of October 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(151,030,217)
Net unrealized appreciation (depreciation)	(241,612,693)
Total accumulated earnings (losses)	(392,642,910)
Other	—
Paid-in capital	1,413,308,176
Total net assets	$1,020,665,266
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, for federal income tax purposes, the Fund had $151,030,217 of of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,795,824,296	$11,970,742	$(253,583,435)	$(241,612,693)
H. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short term investments were $644,891,079 and $646,201,021, respectively.
5. Borrowings
The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month Term SOFR plus 75 basis points plus the SOFR adjustment of 10 basis points as of May 1, 2023. Prior to May 1, 2023, the borrowing rate was equal to 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding for the fiscal year ended October 31, 2023, was $465,061,370 with a weighted average interest rate of 5.66%. As of October 31, 2023, the Fund had outstanding borrowings of $453,200,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended October 31, 2023, were 6.20% and 4.59%, respectively. The interest rate at October 31, 2023, was 6.17%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2023, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
37.84%	88.91%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2023, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 18, 2023, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 48,101,710 and the number of votes withheld was 1,497,739.  The number of votes cast in favor of Mr. Keith was 48,155,612 and the number of votes withheld was 1,443,837. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen, Niel B. Nielson, and Bronwyn Wright are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund and the First Trust Dynamic Europe Equity Income Fund, a closed-end fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the April 17, 2023 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) not all peer funds employ an advisor/sub-advisor management structure; and (ii) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the blended benchmark index for the one-, three- and five-year periods ended December 31, 2022.  The Board noted the Sub-Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2022 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered the ownership interest of FTCP in the Sub-Advisor and potential indirect benefits to the Advisor from such ownership interest.  The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and the Sub-Advisor’s statement that it would add resources as needed if it experiences enough asset growth.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports, analysts and investment bankers on new issues, but that the Sub-Advisor does not utilize

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
soft-dollar arrangements.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.
Principal Investment Policies
In pursuit of its investment objectives, under normal market conditions:
•	The Fund invests at least 80% of its managed assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies. These securities include traditional preferred securities, hybrid preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities.
•	The Fund also invests at least 25% of its managed assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards, developed by MSCI, Inc. and S&P Dow Jones Indices.
•	The Fund seeks to invest in a portfolio of securities that has an average weighted investment grade credit quality.
•	The Fund may invest up to 20% of its managed assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. The Fund may invest in common stocks of companies of any market capitalization.
•	The Fund may invest up to 20% of its managed assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. The Fund may invest up to 20% of its managed assets in municipal securities, which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.
•	The Fund may invest up to 25% of its managed assets in securities that, at the time of investment, are illiquid. The Fund also may invest, without limit, in restricted securities.
•	The Fund seeks to maintain a weighted average effective duration of between three and eight years, excluding the effects of leverage. However, under certain market conditions, the Fund’s duration may be longer than eight years or shorter than three years.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund may utilize leverage through the issuance preferred shares of beneficial interest and/or through borrowings and/or the issuance of notes. The Fund is also permitted to use other portfolio techniques, including the use of reverse repurchase agreements, that have the economic effect of leverage. The Fund’s effective leverage varies from time to time, based upon market conditions and variations in the value of the portfolio’s holdings, but will not exceed 40% of the Fund’s managed assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;
2. Borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission (“SEC”) exemptive order;
3. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);
6. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objectives, policies and limitations; or
7. Concentrate (invest 25% or more of total assets) the Fund’s investments in any particular industry, except that the Fund will concentrate its assets in the group of industries that are part of the financials sector; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.
The Fund does not currently intend to apply for exemptive relief from the Securities and Exchange Commission with respect to fundamental investment policy number two listed above.
The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings.
The Fund’s investment objectives are considered fundamental and may not be changed without the approval of the holders of a “majority of the outstanding voting securities” of the Fund, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund’s investment policies other than the Fund’s fundamental investment restrictions listed above, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund without the approval of the holders of a “majority of the outstanding voting securities,” provided that the holders of the voting securities of the Fund receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Contingent Convertible Securities Risk. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as the Fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated. CoCos also may have no stated maturity and have fully discretionary coupons. This means coupon payments can be canceled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default. In general, the value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Credit Agency Risk.  Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Illiquid and Restricted Securities Risk.  The Fund may invest in securities that are restricted and/or illiquid securities.  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale.  Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate and Duration Risk.  Interest rate risk is the risk that securities will decline in value because of changes in market interest rates.  For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall.  Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security.  Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.  Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates.  As short-term interest rates decline, interest payable on floating rate securities typically decreases.  Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases.  Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates.  The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2022. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.

Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Management Risk and Reliance on Key Personnel.  The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value.  Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk.  Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts on Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.

Preferred/Hybrid Preferred and Debt Securities Risk.  An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•	Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Floating Rate and Fixed-to-Floating Rate Risk. The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
rise in interest rates and the interest rate reset. Securities with a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•	Subordination Risk. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.

Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements may involve leverage risk. There is also the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.

Smaller Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trust Preferred Securities Risk.  The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.

Valuation Risk.  Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the-

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia represented 30.75% of the Managed Assets as of October 31, 2023.  Asset coverage with respect to the borrowings under the Credit Agreement was 325.21% as of October 31, 2023, and the Fund had $271,800,000 of unutilized funds available for borrowing under the Credit Agreement as of that date.  As of October 31, 2023, the maximum commitment amount under the credit agreement was $725,000,000.  As of October 31, 2023, the approximate average annual interest and fee rate payable on such borrowings was 6.17%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 6.17%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.90%
The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 30.75% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 6.17%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-17.18%	-9.96%	-2.74%	4.48%	11.70%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Three Year Term• Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Three Year Term• Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
(1)	Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Richard E. Erickson, Thomas R. Kadlec and Bronwyn Wright as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen, Niel B. Nielson, as a Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Bronwyn Wright, Trustee (1971)	• Three Year Term• Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Intermediate Duration Preferred & Income Fund (FPF)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman &Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $30,000 for the fiscal year ended October 31, 2022 and $30,000 for the fiscal year ended October 31, 2023.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(c)	Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,000 for the fiscal year ended October 31, 2022 and $21,211 for the fiscal year ended October 31, 2023. These fees were for tax consultation and/or tax return preparation and professional services for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(d)	All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Investment Advisor) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Investment Sub-Advisor) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended October 31, 2022 were $14,000 for the registrant, $0 for the registrant’s investment advisor and $0 for the registrant’s investment sub-advisor and for the registrant’s fiscal year ended October 31, 2023 were $21,211 for the registrant, $44,000 for the registrant’s investment advisor and $16,000 for the registrant’s investment sub-advisor.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

Information provided as of November 20, 2023

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.

Scott T. Fleming, President and CEO of Stonebridge Advisors LLC

Mr. Fleming leads the Investment Team at Stonebridge and oversees and takes lead role over Investment Team decisions. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm’s clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, CIO and Executive Vice President

Mr. Wolf is a member of the firm’s Investment Committee and oversees investment strategies and portfolio management activities across funds and separately managed accounts. He analyzes both investment grade and non-investment grade securities and makes security recommendations. Mr. Wolf brings 17 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman’s High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Eric Weaver, Chief Strategist and Executive Vice President

Mr. Weaver is a senior member of Stonebridge Advisors LLC’s Investment Committee and oversees the investment strategy across all fund products and separately managed accounts. In addition, Mr. Weaver leads the development of proprietary portfolio management, security selection, trading, and operational tools. Mr. Weaver has thirteen years of investment management experience in portfolio management, trading, risks analysis, and research. Mr. Weaver joined Stonebridge Advisors LLC in 2013. Prior to joining Stonebridge in 2013, Mr. Weaver worked at a private proprietary trading firm as a senior derivatives trader, with OTC and electronic trading experience on the NASDAQ OMX PHLX and CBOE options exchanges. In this role, Mr. Weaver focused on trading, portfolio and risk management, and pricing complex derivatives in a large and diverse portfolio of equities, options, and futures. Mr. Weaver received a B.A. degree in Economics and Mathematics and an MS degree in Economics from Lehigh University in Bethlehem, PA.

Angelo Graci, CFA, Executive Vice President and Head of Credit Research

Mr. Graci is a senior member of the Investment Committee and manages a team of analysts that oversees all of Stonebridge’s portfolio investments.  Mr. Graci has over 25 years of credit and equity research experience with a focus on financials.  His extensive knowledge of global banking, insurance, non-bank finance and REITs brings an impressive level of analytical depth to the Stonebridge research team.

Prior to joining Stonebridge in 2018, Mr. Graci was a global financials credit strategist at Stifel Financial, with a particular focus on hybrid/preferred strategy.  At Stifel, he incorporated a multi-asset and cross-currency approach to analyzing global financials, which encompassed global banking systems (developed and emerging markets), insurance, non-bank finance and REITs.  Before Stifel, he was a senior analyst at Caxton Associates, responsible for financial sector credit and equity analysis and portfolio management.  Prior roles included global financials and hybrid strategy at Citadel Securities and credit analysis and trading at Merrill Lynch.  Mr. Graci received a BS in Finance from SUNY Albany and an MBA in Finance from New York University. He holds the CFA® designation awarded by CFA Institute.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2023.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Scott T. Fleming	Registered Investment Companies	3	$6.109Bil	0	0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	9,793	$3.094Bil	0	$0
2. Robert Wolf	Registered Investment Companies	3	$6.109Bil	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	9,793	$3.094Bil	0	$0
3. Eric Weaver	Registered Investment Companies:	3	$6.109Bil	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts:	9,793	$3.094Bil	0	$0
4. Angelo Graci	Registered Investment Companies:	3	$6.109Bil	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts:	9,793	$3.094Bil	0	$0

*Information excludes the registrant

Portfolio Manager Potential Conflicts of Interests

Stonebridge Advisors LLC (“Stonebridge”) avoids material conflicts that may arise from side-by-side management of the CEF and other account strategies, including other FT funds and Separately Managed Accounts by policies and procedures that are designed to ensure that each client is treated fairly. Stonebridge’s investment team considers every investment opportunity for each of our portfolios based on the portfolio or fund guidelines, restrictions and compliance rules. Trades are pre-allocated to those client portfolios for which the trade is suitable, given the portfolio’s goals and guidelines. Partial fills are governed by allocation rules that are designed to treat each client fairly.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of October 31, 2023.

Stonebridge employees receive an annual salary, mid- and year-end bonuses based on company performance, medical benefits and a 401(k) plan.

Compensation consists of base salaries with upside potential in the form of mid-year and year-end performance bonuses. These bonuses are based on a number of factors: profitability of the firm, employee value to the firm success, investment performance and servicing of clients, employee ability to fit into the team, employee commitment, work ethic and effectiveness in carrying out assigned duties, employee dedication above and beyond expectations.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2023.

Name	Dollar Range of Fund Shares Beneficially Owned
Scott T. Fleming	$500,001-1,000,000
Robert Wolf	$10,001-$50,000
Eric Weaver	$10,001-50,000
Angelo Graci	$100,001-500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 13, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 13, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 13, 2024

* Print the name and title of each signing officer under his or her signature.